SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 27, 2003

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                             BLUE RHINO CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                      0-24287                 56-1870472
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

          Exhibit 99.1 -- Transcript of Conference Call held May 27, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information provided pursuant to Item 12)

The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this
Item 9 in accordance with SEC Release No. 33-8216.

On May 27, 2003, beginning at 10:30 a.m. Eastern Time, Blue Rhino Corporation (the "Registrant") held a conference call to publicly announce and discuss the Registrant's financial results for the fiscal third quarter ended April 30, 2003. On May 27, 2003 (prior to such conference call), the Registrant issued a press release announcing such financial results. In addition, on May 27, 2003 (subsequent to such conference call), the Registrant furnished to the SEC a report on Form 8-K relating to such press release. A transcript of the conference call is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The conference call was simulcast live on the Internet.

The information in this report is being furnished, not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to
Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Blue Rhino Corporation

Date: June 3, 2003                      By: /s/ Billy Prim
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION
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99.1                   Transcript of Conference Call held May 27, 2003


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